UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2014
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THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 11, 2014, The Western Union Company (the “Company”) issued a press release relating to the Company’s earnings for the fourth quarter and full fiscal year 2013 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 7.01.	Regulation FD Disclosure.
In connection with the issuance of the Earnings Release, the Company is holding a public conference call and webcast on February 11, 2014 at 4:30 p.m. Eastern Time, during which Hikmet Ersek, President and Chief Executive Officer, and Raj Agrawal, Executive Vice President and Interim Chief Financial Officer, will provide the presentation attached as Exhibit 99.2. Information regarding access to the conference call and webcast is set forth in the Earnings Release. The information furnished under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.
The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Earnings press release issued by the Company on February 11, 2014.

99.2	Presentation of the Company dated February 11, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2014	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Earnings press release issued by The Western Union Company on February 11, 2014.

99.2	Presentation of The Western Union Company dated February 11, 2014.